UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2018

CHRISTOPHER & BANKS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (763) 551-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    Cessation of Role as Interim Chief Financial Officer. As previously disclosed, Marc A. Ungerman, Vice President, Controller of Christopher & Banks Corporation (the “Company”), was appointed as the Company’s Interim Chief Financial Officer (“Interim CFO”) effective July 14, 2017. As contemplated by his appointment, Mr. Ungerman served as Interim CFO on a temporary basis until the appointment of a new Chief Financial Officer. On June 27, 2018, the Company announced the appointment of Richard Bundy as the Company’s Senior Vice President, Chief Financial Officer. Accordingly, Mr. Ungerman will cease serving as the Company’s Interim CFO upon Mr. Bundy’s first date of employment, which is currently expected to be July 9, 2018. Mr. Ungerman will continue serving as the Company’s Vice President, Controller.

(c)    Election of Senior Vice President, Chief Financial Officer. On July 9, 2018, Mr. Bundy is expected to commence employment as the Company’s Senior Vice President, Chief Financial Officer. Mr. Bundy, age 39, most recently served as Vice President, Brand Finance and Strategy at Chico’s FAS, Inc., a specialty women’s retail company, a position he held beginning in 2015. Mr. Bundy was with Chico’s FAS, Inc. for approximately ten years serving in a variety of ever increasing financial roles. Prior to joining Chico’s FAS, Inc., Mr. Bundy served as a financial analyst at both Limited Brands, Inc. and Albertson’s Inc. Mr. Bundy is not related to any officer or director of the Company.

Other than the compensation arrangements described below, Mr. Bundy is not a party to any transactions with the Company.

(e)    Certain Compensation Arrangements. In connection with his appointment as the Company’s Senior Vice President, Chief Financial Officer, Mr. Bundy executed an offer letter from the Company on June 19, 2018 (the “Offer Letter”). Pursuant to the Offer Letter, Mr. Bundy is entitled to (i) a base salary in the amount of $350,000; (ii) a guaranteed bonus for fiscal 2018 in the amount of $50,000; and (iii) participation in the Company’s annual incentive programs whereby Mr. Bundy is eligible to receive, based on the Company’s achievement of certain performance objectives, an annual bonus at “target” of up to 50% of his base salary. Mr. Bundy’s guaranteed bonus shall be offset, in whole or in part, by any cash bonus paid to him under the Company’s annual incentive program for fiscal 2018. Mr. Bundy is also eligible to participate in all existing benefit plans and programs generally available to the Company’s senior executives. Per the Offer Letter, Mr. Bundy is expected to relocate to the Minneapolis, Minnesota area. The Company will pay or Mr. Bundy will be reimbursed for certain specified relocation expenses incurred as a result of his anticipated relocation to the Minneapolis, Minnesota area, not to exceed $125,000 in the aggregate.

Pursuant to the Offer Letter, Mr. Bundy is entitled to receive the following equity awards under the Company’s 2018 Stock Incentive Plan:

•
Seventy-five thousand dollars ($75,000) in the form of non-qualified stock options of the Company’s common stock (75,000 divided by the closing price on the grant date equals the number of options granted). The exercise price of the stock options will be the closing price of the Company’s common stock on the New York Stock Exchange on Mr. Bundy’s first date of employment (the “Start Date”) and the award will have a term of 10 years and vest one-third on each of the first, second and third anniversaries of the date of grant, assuming he remains continuously employed with the Company, and would be evidenced by the Company’s current form of stock option agreement.

•
Seventy-five thousand dollars ($75,000) in the form of time-based restricted stock of the Company’s common stock, granted as of the close of business on the Start Date (75,000 divided by the closing price on the grant date equals the number of shares of restricted stock granted). The award will vest one-third on each of the first, second and third anniversaries of the date of grant assuming he remains continuously employed with the Company, and would be evidenced by the Company’s current form of stock award agreement.

Per the Offer Letter, Mr. Bundy and the Company will enter into a form of severance agreement (the “Severance Agreement”) previously approved by the Compensation Committee which conforms with the form of Agreement described in the Company’s Form 8-K Report filed on December 8, 2017.

If Mr. Bundy is involuntarily terminated by the Company without “Cause”, as defined in the Severance Agreement, and executes a general release of claims in favor of the Company, the Company will be obligated to pay him a severance payment in an amount equal to twelve months of his highest annual salary at any time during the twelve months preceding the date of termination.

The Severance Agreement also provides that, notwithstanding the foregoing, if, 180 days prior to, or twelve months after, a “Change in Control”, he is terminated without “Cause”, or resigns for “Good Reason”, as such terms are defined in the Agreement, then he shall be entitled to receive a severance payment, in one lump sum and adjusted for any severance payments previously made to him by the Company, generally equal to the sum of (A) twelve months of his highest annual salary at any time during the twelve month period preceding the date of termination and (B) 1.0 times his then current on-target bonus.

Item 7.01 Regulation FD Disclosure.

On June 27, 2018, the Company announced Mr. Bundy’s election as Senior Vice President, Chief Financial Officer in a press release being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act’), or otherwise subject to the liabilities under that Section.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

99.1 Christopher & Banks Corporation Press Release dated June 27, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

Date: June 27, 2018	By:	/s/ Luke R. Komarek
Luke R. Komarek
Senior Vice President, General Counsel

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CHRISTOPHER & BANKS CORPORATION
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
June 27, 2018	001-31390

CHRISTOPHER & BANKS CORPORATION

Exhibit Number	Description

99.1	Christopher & Banks Corporation Press Release dated June 27, 2018.

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